                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment") is made and entered into as of this 30th day of March, 2002 by and between INTEGRITY INCORPORATED, a Delaware corporation ("Existing Borrower"), INTEGRITY PUBLISHERS, INC., a Delaware corporation ("Integrity Publishers"), and LASALLE BANK NATIONAL ASSOCIATION (as "Administrative Agent" and "Lender").

                                  WITNESSETH:

                  WHEREAS, pursuant to that certain Credit Agreement, dated as of April 25, 2001, by and between the Existing Borrower and Lender, (the "Credit Agreement"), Lender established in favor of Existing Borrower (i) a line of credit in the amount of $6,000,000, (ii) a Term Loan A Facility in the amount of $11,000,000; and (iii) a Term Loan B Facility in the amount of $3,000,000; and

                  WHEREAS, Lender has agreed to the creation of Integrity Publishers as a wholly-owned Domestic Subsidiary of Existing Borrower subject to the terms and conditions hereafter set forth; and

                  WHEREAS, the Lender has agreed to the modification of certain additional provisions contained in the Credit Agreement upon the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         2. Amendments to Credit Agreement. Effective as of the date hereof, Integrity Publishers shall, together with Existing Borrower on a joint and several basis, constitute for all purposes under the Credit Agreement the "Borrower". The Credit Agreement is hereby further amended as follows:

                  (a) The first paragraph of the Credit Agreement is hereby amended and restated to read as follows:

                           "This Credit Agreement (this "Agreement") is made
and effective as of April 25, 2001, by and among INTEGRITY INCORPORATED, a Delaware corporation ("Integrity"), INTEGRITY PUBLISHERS, INC., a Delaware corporation ("Integrity Publishers;" Integrity and Integrity Publishers are sometimes collectively referred to herein as "Borrower," jointly and severally) and each financial institution that from time to time is a "Lender" hereunder (collectively the "Lenders,") and LASALLE BANK NATIONAL ASSOCIATION ("Administrative Agent")."

                  (b) The first recital of the Credit Agreement is hereby amended by substituting the figure "$6,400,000 for the figure "$11,000,000" under subpart (b) thereof and by substituting the figure "$4,600,000" for the figure "$3,000,000" under subpart (c) thereof.

                  (c) Section 1.1.3 of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                           "1.1.3 Use of Proceeds. The funds advanced under
this Line of Credit Facility shall be used exclusively for (i) general working capital requirements, (ii) the financing of up to $2,000,000 in the aggregate of Permitted Acquisitions in accordance with Section 5.7, and (iii) the financing of the start up of a publishing division of Borrower in accordance with Section 5.8; provided, however, such funds shall not be used, directly or indirectly, in any fashion for the benefit of Enlight, Celebration or Integrity Music."

                  (d) Section 1.2.1 of the Credit Agreement is hereby amended by deleting the provision therein in its entirety and substituting in lieu thereof the following:

                           "provided, however, that, contemporaneously with the
execution of the Second Amendment, Borrower shall be permitted to draw down the remaining undrawn portion of the Term Loan A Commitment."

                  (e) Subpart (b) of Section 1.2.2 of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                           "(b)     the remodeling and improvement of
Integrity's headquarters in Mobile, Alabama and other ordinary and reasonable expenditures for furniture, fixtures and equipment.

                  (f) The table under Section 1.2.8.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "                              Required Amount
                  Payment Date                   of Principal Payment
                  ------------                   --------------------
                  6/30/01 through 12/31/01       $500,000.00
                  3/31/02 through 3/31/06        $376,470.59"

                  (g) Section 1.2.8.3 of the Credit Agreement is hereby amended by substituting the figure "$76,666.67" for the figure "$50,000".

                  (h) Section 3.8 of the Credit Agreement is hereby amended by adding the following phrase to the end thereof:

                  and (4) the lease of Borrower's office space located in Brentwood, Tennessee."


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

                  (i) The table under Section 4.1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Fiscal Quarters Ending         Ratio
                           -----------------------         -----
                           6/30/01 through 12/31/02        1.00:1.00
                           3/31/03 through 12/31/03        1.05:1.00
                           3/31/04 through 12/31/04        1.10:1.00
                           3/31/05 and thereafter          1.15:1.00

                  (j) Section 5.1 of the Credit Agreement is hereby amended by substituting the figure "$4,600,000" for the figure "$3,000,000."

                  (k) Section 5.4 of the Credit Agreement is hereby amended by adding the following phrase to the end thereof:

                           "and (d) demand loans to Integrity International
                  Subsidiaries not to exceed $250,000 in the aggregate that are appropriately reflected on Integrity's financial records.

                  (l) Section 5.7(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "e.      Equity interests of Integrity in Integrity
                  Publishers, Enlight (such investment not to exceed $250,000 in the aggregate), Integrity Music and Celebration."

                  (m) Section 5.8(c) of the Credit Agreement is hereby amended by inserting at its beginning the phrase "except for Enlight and Integrity Publishers,"

                  (n) Section 5.9 of the Credit Agreement is hereby amended by adding the following phrase to the end thereof:

                           "and (e) Integrity Publishers use of the office
                  space leased by Integrity and located in Brentwood, Tennessee."

                  (o) Section 5.12 of the Credit Agreement is hereby restated to read as follows:

                           "5.12 Integrity Publishers. Integrity shall not sell,
                  transfer or otherwise dispose of any of the equity of Integrity Publishers or Enlight, nor permit its total investment in Integrity Publishers or Enlight, whether in the form of equity, loans, advances or otherwise, to at any time exceed $5,000,000 with respect to Integrity Publishers and $250,000 with respect to Enlight."

                  (p) Section 9.1 of the Credit Agreement is hereby amended to restate the definition of "Borrower" as follows:


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

                           "Borrower" means, collectively, Integrity and
Integrity Publishers, jointly and severally.

                  (q) Section 9.1 of the Credit Agreement is hereby amended by adding the following proviso to the end of the definition of "Borrowing Base:"

                           "provided, however, that no more than $2,000,000
                  shall be advanced under the Line of Credit on account of the Eligible Accounts of Integrity Publishers and no more than $1,000,000 shall be advanced under the Line of Credit on account of the Eligible Inventory of Integrity Publishers."

                  (r) Section 9.1 of the Credit Agreement is hereby amended by substituting the figure "$6,400,000" for the figure "$11,000,000" in the definition of "Term Loan A Commitment and by substituting the figure "$4,600,000" for the figure "$3,000,000" in the definition of "Term Loan B Commitment".

                  (s) Section 9.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

                  "Enlight" means Enlight, Inc., a Tennessee corporation.

                  "Integrity" means Integrity Incorporated, a Delaware corporation.

                  "Integrity International Subsidiary" means any wholly-owned Subsidiary of Integrity that is not a Domestic Subsidiary.

                  "Integrity Publishers" means Integrity Publishers, Inc., a Delaware corporation.

         3. Amended and Restated Schedules. The Schedules attached to the Credit Agreement are hereby amended and restated in the forms attached hereto.

         4. Integrity Worship Ministries. Administrative Agent hereby agrees, at the expense of Borrower, to release its lien on the trademark "Integrity Worship Ministries" and shall provide such documentation as the Borrower may reasonably request in order to effectuate such release.

         5. Conditions to Effectiveness. This Second Amendment shall become effective as of March 30, 2002, when and only when the Lender shall have received (i) this Second Amendment duly executed by the Borrower, (ii) payment of all outstanding legal fees and costs of Lender, including those incurred in connection with this Second Amendment, (iii) such of the Loan Documents identified under Section 2.1.2 of the Credit Agreement as the Administrative Agent may require, and (iv) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel; and

         6. Representations and Warranties. The Existing Borrower and Integrity Publishers hereby represent and warrant as follows:


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

                  (a) This Second Amendment and the Credit Agreement, as amended hereby, have been duly authorized and constitute legal, valid and binding obligations of the Existing Borrower and Integrity Publishers and are enforceable against the Existing Borrower and Integrity Publishers in accordance with their respective terms.

                  (b) Upon the effectiveness of this Second Amendment, the Existing Borrower and Integrity Publishers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Second Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Second Amendment.

                  (d) The Existing Borrower and Integrity Publishers have no defense, counterclaim or offset with respect to the Credit Agreement or any of the other Loan Documents.

         7.       Effect on the Credit Agreement.

                  (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Credit Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lender, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         8. Governing Law. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Illinois.

         9. Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         10. Counterparts. This Second Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.


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

         IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the day and year first written above.

                                             INTEGRITY INCORPORATED



                                             By:   /s/ Donald S. Ellington
                                                --------------------------------
                                                Name:  Donald S. Ellington
                                                Title:  Secretary, Treasurer and
                                                        Chief Financial Officer


                                             INTEGRITY PUBLISHERS, INC.



                                             By:   /s/ Donald S. Ellington
                                                --------------------------------
                                                Name:  Donald S. Ellington
                                                Title:  Secretary and Treasurer


                                             LASALLE BANK NATIONAL ASSOCIATION



                                             By:   /s/ Andrew K. Dawson
                                                --------------------------------
                                                Name:  Andrew K. Dawson
                                                Title:  Vice President


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